First Quarter 2010 Investor Presentation Exhibit 99.1

New York Community Bancorp, Inc. Page 2
Forward-looking Statements and Associated Risk
Factors
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private
Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in the forward-
looking statements. These factors include, but are not limited to: general economic conditions, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets and real estate markets or the banking industry; changes in interest rates, which may affect our net income, prepayment penalty income, and other future cash flows, or the market value of our assets, including our investment securities; changes in deposit flows and wholesale borrowing facilities;
changes in the demand for deposit, loan, and investment products and other financial services in the markets we serve; changes in our credit ratings or in our ability to access the capital markets; changes in our customer base or in the financial or operating performances of our customers’ businesses; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or securities portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire, including those acquired in the AmTrust and Desert Hills transactions, into our operations and our ability to realize related revenue synergies and cost savings within expected time frames; our use of derivatives to mitigate our interest rate exposure; our ability to retain key members of management; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; any breach in performance by the Community Bank under our loss sharing agreements with the FDIC; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems;
any interruption in customer service due to circumstances beyond our control; potential exposure to unknown or contingent liabilities of companies we have acquired or target for acquisition, including those of AmTrust and Desert Hills; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; changes in our estimates of future reserves based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our capital management policies, including those regarding business combinations, dividends, and share repurchases, among others; changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, those pertaining to banking, securities, taxation, rent regulation and housing, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; additional FDIC special assessments or required assessment prepayments; changes in accounting principles, policies, practices, or guidelines; the ability to keep pace with, and implement on a timely basis, technological changes; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting our operations, pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December 31,
2009, including the section entitled “Risk Factors,” on file with the U.S. Securities and Exchange Commission (the “SEC”).
In addition, it should be noted that we routinely evaluate opportunities to expand through acquisition and frequently conduct due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash, debt, or equity securities may occur.
Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.
Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

New York Community Bancorp, Inc. Page 3
We rank among the nation’s leading financial
institutions.
(a) SNL Financial as of 4/27/10
With assets of $42.4 billion at 3/31/10, we are the 22nd largest bank holding company in the nation.
(a)
With deposits of $22.7 billion at 3/31/10 and 282 branches in New York, New Jersey, Ohio,
Florida, and Arizona, we rank 24th among the nation’s largest depositories.
(a)
We rank among the top three thrift depositories in eight attractive markets: Queens, Staten
Island, and Long Island in New York; Essex County in New Jersey; Broward and Palm
Beach Counties in Florida; greater Cleveland in Ohio; and greater Phoenix in Arizona.
(a)
With a market cap of $7.2 billion at 3/31/10, we rank 17th among the nation’s publicly traded banks and thrifts.
(a)
With a portfolio of $16.8 billion at the end of March, we are a leading producer of multi
-
family loans in New York City.
(a)

New York Community Bancorp, Inc. Page 4
We have a consistent business model that focuses
on building value while building the Company.
(a) SNL Financial  as of 4/27/10
(b) Please see page 32 for a reconciliation of our GAAP and operating efficiency ratios.
Our total return to shareholders increased at a CAGR of 33.9% from 11/23/93 to 3/31/10.
Multi-family Lending
$26.3 billion of multi-family loans originated since 2000,
including $443 million in 1Q 2010.
Strong Credit Standards/
Superior Asset Quality
Net charge-offs represented 0.04% of average loans in 1Q
2010, as compared to 0.83% for the SNL Bank and Thrift
Index.
(a)
Efficient Operation
Our operating efficiency ratio has historically ranked in the top
5% of all banks and thrifts and was 36.05% in 1Q 2010.
(a)(b)
Growth through
Acquisitions
We completed ten acquisitions from 2000 to 2010, including
our FDIC-assisted acquisitions of AmTrust Bank on December
4, 2009 and Desert Hills Bank on March 26th.

1st Quarter 2010 Performance Highlights

Performance Highlights:	1Q 2009	4Q 2009	1Q 2010	Linked-Quarter Change	Y-O-Y Change
Operating:					
Earnings [a]	$88,689	$97,715	$126,078	⬆ 29.0%	⬆ 42.2%
EPS [a]	$0.26	$0.26	$0.29	⬆ 11.5%	⬆ 11.5%
Other Key Performance Measures:					
Net interest income	$206,915	$254,465	$294,584	⬆ 15.8%	⬆ 42.4%
Net interest margin	2.89%	3.33%	3.41%	⬆ 8 bp	⬆ 52 bp
Operating efficiency ratio [b]	36.63%	35.60%	36.05%	⬆ 45 bp	⬇ 58 bp

New York Community Bancorp, Inc. Page 6
Our 1Q 2010 performance reflects the merits of our
business model.
(a) Please see page 34 for a reconciliation of our GAAP and operating earnings.
(b) Please see page 32 for a reconciliation of our GAAP and operating efficiency ratios.
(dollars in thousands, except per share data)

3/31/09	12/31/09	3/31/10
Loans / deposits	156.4%	127.2%	124.0%
Covered loans / total loans	0	17.7	16.5
Securities / total assets	17.8	13.6	13.1
Deposits / total assets	43.5	52.9	53.6
Wholesale borrowings / total assets	38.7	31.0	30.1

New York Community Bancorp, Inc. Page 7 Our balance sheet was also enhanced in 4Q 2009 and 1Q 2010.

At or for the Three Months Ended 3/31/10	
Asset Quality:	**NYB**	**SNL Bank & Thrift Index** [a]
Net charge-offs / average loans	**0.04%**	0.83%
Non-performing loans / total loans [b][c]	**2.61**	4.95
Non-performing assets / total assets [d]	**1.77**	3.77
Net charge-offs / average loan loss allowance	**7.95**	20.54

New York Community Bancorp, Inc. Page 8
Our asset quality measures continued to compare
favorably with those of our industry as a whole.
(a) SNL Financial as of 4/27/10
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(c) Non-performing loans exclude covered loans.
(d) Non-performing assets exclude covered assets.

(dollars in billions)	3/31/09	12/31/09	3/31/10	Linked-Quarter Increase	Y-O-Y Increase
Tangible equity / tangible assets excluding accumulated other comprehensive loss, net of tax [(a)]	5.99%	7.25%	7.33%	8 bp	134 bp
Tangible equity / tangible assets [(a)]	5.75%	7.13%	7.23%	10 bp	148 bp
Tangible stockholders' equity [(a)]	$1.7	$2.8	$2.9	2.1%	67.9%

New York Community Bancorp, Inc. Page 9
(a) Please see page 35 for a reconciliation of our GAAP and non-GAAP capital measures.
Our capital strength reflects the growth of our earnings
and our ability to access the capital markets.
Our dividend has been a significant component of our total return to shareholders since our first year of public life.
In April 2010, we declared our 25th consecutive quarterly cash dividend of $0.25 per share.

Our Business Model: Growth through Acquisitions

1. Nov. 2000 Haven Bancorp (HAVN) **Assets:** $2.7 billion **Deposits:** $2.1 billion **Branches:** 44	**2. July 2001** Richmond County Financial Corp. (RCBK) **Assets:** $3.7 billion **Deposits:** $2.5 billion **Branches:** 24	**3. Oct. 2003** Roslyn Bancorp, Inc. (RSLN) **Assets:** $10.4 billion **Deposits:** $5.9 billion **Branches:** 38	**4. Dec. 2005** Long Island Financial Corp. (LICB) **Assets:** $562 million **Deposits:** $434 million **Branches:** 9	**5. April 2006** Atlantic Bank of New York (ABNY) **Assets:** $2.8 billion **Deposits:** $1.8 billion **Branches:** 15
6. April 2007 PennFed Financial Services, Inc. (PFSB) **Assets:** $2.3 billion **Deposits:** $1.6 billion **Branches:** 23	**7. July 2007** NYC branch network of Doral Bank, FSB (Doral-NYC) **Assets:** $485 million **Deposits:** $370 million **Branches:** 11	**8. Oct. 2007** Synergy Financial Group, Inc. (SYNF) **Assets:** $892 million **Deposits:** $564 million **Branches:** 21	**9. Dec. 2009** AmTrust Bank **Assets:** $11.0 billion **Deposits:** $8.2 billion **Branches:** 66	**10. March 2010** Desert Hills Bank **Assets:** $450 million **Deposits:** $375 million **Branches:** 6

New York Community Bancorp, Inc. Page 11
We have completed 10 acquisitions since 2000.
Note: The number of branches shown reflects the number of branches in our franchise that stemmed from each transaction.
Transaction Type:  Savings Bank Commercial Bank Branch FDIC

New York Community Bancorp, Inc. Page 12
As a result of our acquisitions, we now rank among
the top 25 financial institutions in the nation.
(in thousands)
DEPOSITS
Rank Company Total Deposits
1 Bank of America Corporation $976,102,000
2 JPMorgan Chase & Co. 925,303,000
3 Citigroup Inc. 827,914,000
4 Wells Fargo & Company 804,893,000
5 U.S. Bancorp 184,039,000
6 PNC Financial Services Group, Inc. 182,523,000
7 Bank of New York Mellon Corporation 131,627,000
8 SunTrust Banks, Inc. 118,749,436
9 Capital One Financial Corporation 117,786,559
10 BB&T Corporation 113,723,000
11 Regions Financial Corporation 98,332,000
12 State Street Corporation 90,336,000
13 Fifth Third Bancorp 83,574,000
14 KeyCorp 65,149,000
15 Northern Trust Corporation 57,435,200
16 M&T Bank Corporation 47,538,405
17 Zions Bancorporation 42,095,809
18 Marshall & Ilsley Corporation 41,982,000
19 Huntington Bancshares Incorporated 40,303,467
20 Comerica Incorporated 39,966,000
21 Synovus Financial Corp. 27,180,048
22 Hudson City Bancorp, Inc. 25,388,800
23 Popular, Inc. 25,360,000
24 New York Community Bancorp, Inc. 22,731,221
25 Associated Banc-Corp 17,496,787
ASSETS
Rank Company Total Assets
1
Bank of America Corporation $2,333,200,000
2
JPMorgan Chase & Co. 2,135,796,000
3
Citigroup Inc. 2,002,213,000
4
Wells Fargo & Company 1,223,630,000
5
U.S. Bancorp 282,428,000
6
PNC Financial Services Group, Inc. 265,396,000
7
Bank of New York Mellon Corporation 210,251,000
8
Capital One Financial Corporation 200,707,587
9
SunTrust Banks, Inc. 171,796,255
10
BB&T Corporation 163,700,000
11
State Street Corporation 153,971,000
12
Regions Financial Corporation 137,230,000
13
Fifth Third Bancorp 112,651,000
14
KeyCorp 95,303,000
15
Northern Trust Corporation 76,318,600
16
M&T Bank Corporation 68,439,222
17
Hudson City Bancorp, Inc. 61,231,651
18
Comerica Incorporated 57,106,000
19
Marshall & Ilsley Corporation 56,569,000
20
Huntington Bancshares Incorporated 51,866,798
21
Zions Bancorporation 51,712,981
22
New York Community Bancorp, Inc. 42,438,561
23
Popular, Inc. 33,832,000
24
Synovus Financial Corp. 32,439,438
25
First Horizon National Corporation 25,923,576
Source:  SNL Financial.  Financial information and market data as of 3/31/10.
MARKET CAPITALIZATION
Rank Company Market Cap
1 Bank of America Corporation $179,071.2
2 JPMorgan Chase & Co. 177,899.2
3 Wells Fargo & Company 162,001.7
4 Citigroup Inc. 115,911.8
5 U.S. Bancorp 49,586.1
6 Bank of New York Mellon Corporation 37,455.6
7 PNC Financial Services Group, Inc. 31,402.2
8 State Street Corporation 22,629.5
9 BB&T Corporation 22,409.6
10 Capital One Financial Corporation 18,713.2
11 SunTrust Banks, Inc. 13,391.2
12 Northern Trust Corporation 13,364.6
13 Fifth Third Bancorp 10,777.7
14 M&T Bank Corporation 9,432.2
15 Regions Financial Corporation 9,357.2
16 Hudson City Bancorp, Inc. 7,462.2
17 New York Community Bancorp, Inc. 7,202.2
18 KeyCorp 6,812.7
19 Comerica Incorporated 6,706.6
20 People's United Financial, Inc. 5,804.4
21 Marshall & Ilsley Corporation 4,243.2
22 Huntington Bancshares Incorporated 3,862.2
23 Zions Bancorporation 3,501.0
24 Commerce Bancshares, Inc. 3,427.5
25 First Horizon National Corporation 3,170.8

NEW YORK COMMUNITY BANCORP, INC.
Member FDIC
NEW YORK COMMUNITY BANK
Member FDIC
NEW YORK COMMERCIAL BANK
QUEENS COUNTY SAVINGS BANK
ROSLYN SAVINGS BANK
RICHMOND COUNTY SAVINGS BANK
ROOSEVELT SAVINGS BANK
GARDEN STATE COMMUNITY BANK
AMTRUST BANK
OHIO SAVINGS BANK
ATLANTIC BANK

New York Community Bancorp, Inc. Page 13
Reflecting our growth through acquisitions, we operate
through two subsidiary banks and eight local divisions.
Community
Bank
Divisions
Commercial
Bank
Division

New York Community Bancorp, Inc. Page 14
FDIC-assisted transactions have enhanced our franchise,
our balance sheet, and our earnings capacity.
AmTrust Bank Desert Hills Bank
Franchise Expansion: Added 29 branches in Ohio, 25 in Florida, and
12 in Arizona
Added six more branches to our franchise in
Arizona
Improved Funding Mix: Provided deposits of $8.2 billion in December
2009; deposits grew $197.8 million in the
acquired branches in 1Q 2010
Added deposits of approximately $375 million
at 3/31/10
Enhanced Liquidity: Provided cash and cash equivalents of $4.0 billion, and $760.0 million of available-for-sale
securities
Provided cash and cash equivalents of $140.9
million
Stronger Tangible
Capital:
Raised $864.9 million through a secondary
common stock offering in December to
capitalize the acquisition; resulted in a 27%
linked-quarter increase in tangible book value
per share
Raised $28.9 million through our DRP to
capitalize the acquisition, further enhancing
our tangible book value per share
Enhanced Earnings
Capacity:
Immediately beneficial to our 4Q 2009
earnings; contributed significantly to double-
digit earnings growth in 1Q 2010
Expected to be incrementally accretive to
2010 earnings

$40
$388
$658
$906
$6,015
$5,247
$1,195
$5,554
$5,945
$1,348
$4,975
$6,913
$1,128
$6,451
$6,797
$1,768
$11,494
$9,054
$1,705
$11,840
$9,186
12/31/99
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
3/31/10

New York Community Bancorp, Inc. Page 15
Total deposits: 34.5% CAGR
Core deposits: 40.1% CAGR
Demand deposits: 44.2% CAGR
(in millions)
CDs
NOW, MMAs, and Savings
Demand deposits
Deposits
Total Deposits:
$12,168 $12,694 $13,236 $14,376
Our deposit growth has been largely acquisition-
driven.
$22,316 $1,086 $22,731

$4,759
$5,016
$2,343
$1,654
$1,915
$5,065
$4,987
$2,010
$2,482
$4,551
$1,287
$3,114
$3,826
$2,888
$12,854
$14,529
$14,055
$15,726
$16,736
$16,774
$167
$96
$1,348
12/31/99
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
3/31/10

New York Community Bancorp, Inc. Page 16
(in millions)
Non-Covered Loan Portfolio
Multi-family
CRE
All Other Loans
Covered Loan Portfolio
Loans Outstanding
Multi-family loans: 27.9% CAGR
Total loans: 32.6% CAGR
$1,611 $17,029 $19,653
Total Loans:
$677 $6,332 $4,971 Total Originations:
$28,941
$2,096
$20,363
$4,853
While acquisitions have contributed to the growth of our loan portfolio, the bulk of our loan growth has been organic.
$22,192
$5,881
$28,393
$4,280

Our Business Model: Multi-family Loan Production

$16,736
$16,774
$15,726
$14,529
$14,055
$12,854
$1,348
12/31/99
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
3/31/10

Portfolio statistics at 3/31/10:

- % of non-covered loans = 71.6%
- Average principal balance = $4.0 million
- Average loan-to-value ratio = 60.9%
- Expected weighted average life = 4.2 years
- 1Q 2010 originations = $442.8 million
- % of total loans originated for portfolio in 1Q 2010 = 59.3%

Terms:

- Years 1-5: Fixed rate tied to the FHLB-NY 5-year fixed advance rate plus a spread
- Years 6-10:
  - Option 1 – Annually adjustable rate at a spread above prime; or
  - Option 2 – Fixed rate at a spread above the fixed advance rate of the FHLB-NY plus 1 point of the then-outstanding loan balance;
  - Both – floor equal to the fixed rate in years 1-5

Prepayment penalties:

- Range from 5 points to 1 point in years 1-5, and again in years 6-10 when Option 2 (fixed rate) is taken
- Recorded as interest income

New York Community Bancorp, Inc. Page 18 (in millions) Multi-family Loan Portfolio Multi-family loans have grown at a CAGR of 27.9% since 12/31/99.

$96
$2,888
$3,114
$3,826
$4,551
$4,987
$5,065
12/31/99
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
3/31/10

Portfolio statistics at 3/31/10:

- % of non-covered loans = 21.6%
- Average principal balance = $2.8 million
- Average loan-to-value ratio = 53.9%
- Expected weighted average life = 4.0 years
- 1Q 2010 originations = $131.3 million
- % of total loans originated for portfolio in 1Q 2010 = 17.6%

Terms:

- Years 1-5: Fixed rate tied to the FHLB-NY 5-year fixed advance rate plus a spread
- Years 6-10:
  - Option 1 – Annually adjustable rate at a spread above prime; or
  - Option 2 – Fixed rate at a spread above the fixed advance rate of the FHLB-NY plus 1 point of the then-outstanding loan balance;
  - Both – floor equal to the fixed rate in years 1-5

Prepayment penalties:

- Range from 5 points to 1 point in years 1-5, and again in years 6-10 when Option 2 (fixed rate) is taken
- Recorded as interest income

New York Community Bancorp, Inc. Page 19 (in millions) Commercial Real Estate Loan Portfolio Our commercial real estate loans feature the same structure as our multi-family loans.

Coverage Provided by Loss Sharing Agreements
AmTrust
• 80% of losses up to $907.0 million • 95% of losses beyond that amount • 10 years for 1-4 family loans and HELOCs • 5 years for consumer loans
Desert Hills
• 80% of losses up to $101.4 million [a] • 95% of losses beyond that amount [a] • 10 years for 1-4 family loans and HELOCs • 8 years for all other loans [a]

(a) Includes covered OREO as well as covered loans.

New York Community Bancorp, Inc. Page 20
All of the loans acquired in the AmTrust and Desert Hills acquisitions are covered by loss sharing agreements with the FDIC.
(in millions)
Total covered loans:  $4.8 billion
Covered Loans
3/31/10
1-4 Family
$4,269.0
Other Loans
$490.1

Our Business Model: Asset Quality

1.28%
0.00%
1.50%
0.04%
1.17%
0.07%
0.68%
0.00%
1.63%
0.03%
2.85%
0.13%
0.83%
0.04%
1990
1991
1992
2007
2008
2009
1Q 2010

New York Community Bancorp, Inc. Page 22
Both historically and currently, we have been
distinguished by our low level of net charge-offs.
NYB SNL Bank and Thrift Index
(a)
(a) SNL Financial as of 4/27/10
Net Charge-offs / Average Loans
NYB Net Charge-offs: $22,000 $222,000 $458,000
$6.1 million $431,000 $29.9 million
Last Credit Cycle Current Credit Cycle
$10.0 million

4.00%
2.48%
4.05%
2.10%
3.41%
2.83%
12/31/90
12/31/91
12/31/92
1.45%
0.11%
2.71%
0.51%
4.84%
2.04%(b)
4.95%
2.61%(b)
12/31/07
12/31/08
12/31/09
3/31/10

New York Community Bancorp, Inc. Page 23
The quality of our loan portfolio continues to exceed
that of our industry as it has in the past.
(a) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(b) Non-performing loans exclude covered loans.
(c) SNL Financial as of 4/27/10
NYB SNL Bank and Thrift Index
(c)
Non-performing Loans / Total Loans
(a)
Last Credit Cycle Current Credit Cycle

56.17%
1.41%
66.35%
11.20%
48.95%
9.72%
1990
1991
1992
49.59%
0.49%
59.72%
6.62%
82.70%
30.30%
20.54%
7.95%
2007
2008
2009
1Q 2010

New York Community Bancorp, Inc. Page 24
(a) SNL Financial as of 4/27/10
Net Charge-offs / Average Loan Loss Allowance
As in the past, our charge-offs represent a smaller percentage of our loan loss allowance compared to our industry peers.
NYB SNL Bank and Thrift Index
(a)
Last Credit Cycle Current Credit Cycle

New York Community Bancorp, Inc. Page 25
Historically and currently, few of our non-performing loans
have resulted in charge-offs.
At or for the 12 Months Ended December 31,
At or for the
3 Months Ended
Last Credit Cycle Current Credit Cycle
1990 1991 1992 2007 2008 2009 3/31/2010
NPLs / Total Loans
(a)(b)
2.48% 2.10% 2.83% 0.11% 0.51% 2.04% 2.61%
NCOs / Average Loans 0.00% 0.04% 0.07% 0.00% 0.03% 0.13% 0.04%
Difference 248 bp 206 bp 276 bp 11 bp 48 bp 191 bp 257bp
(a) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(b) Non-performing loans exclude covered loans.

Conservative Underwriting

- Conservative loan-to-value ratios
- Conservative debt coverage ratio: 120%, except for commercial real estate ("CRE") loans: 130%
- Multi-family and CRE loans are based on the *lower* of economic or market value.

Active Board Involvement

- All loans are approved by the Mortgage or Credit Committee (a majority of the Board of Directors).
- A member of the Mortgage or Credit Committee participates in inspections on multi-family loans in excess of $4.0 million, and CRE and acquisition, development, and construction ("ADC") loans in excess of $2.5 million.

Multiple Appraisals

- All properties are appraised by independent appraisers.
- All independent appraisals are reviewed by in-house appraisal officers.

Reduced Lending in Higher-Risk Portfolios

- Since 3Q 2007, ADC loans have generally consisted of advances that were committed prior to the weakening of the economy.
- Non-covered ADC loans declined 43.1% from 9/30/07 through 3/31/10.
- Non-covered C&I loans declined 13.8% from 9/30/07 through 3/31/10.

New York Community Bancorp, Inc. Page 26 The quality of our assets reflects the nature of our multi-family lending niche and our strong underwriting standards.

Our Business Model: Efficiency

Efficiency Ratio
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
57.76%
59.25%
60.65%
62.56%
56.91%
55.74%
28.86%
37.59%
41.18%
38.89%
36.16%
36.05%
2005
2006
2007
2008
2009
1Q 2010

New York Community Bancorp, Inc. Page 28
Our operating efficiency ratio was 36.05% (a) in 1Q 2010, well below the SNL Bank and Thrift Index efficiency ratio of 55.74%. (b)
(a) Please see pages 32 and 33 for a reconciliation of our GAAP and operating efficiency ratios.
(b) SNL Financial as of 4/27/10
NYB
(a)
SNL Bank and Thrift Index
(b)

Total Return on Investment

3,207%
2,885%
2,754%
2,479%
2,059%
717%
615%
462%
240%
213%
207%
256%
11/23/93
12/31/99
12/31/06
12/31/07
12/31/08
12/31/09
3/31/10

New York Community Bancorp, Inc. Page 30
Total Return on Investment
(a) SNL Financial
(b) Bloomberg
As a result of nine stock splits in a span of 10 years, our charter shareholders have 2,700 shares of NYB stock for each 100 shares originally purchased.
We are committed to building value for our
investors.
CAGR since IPO =
33.9%
One-Year
Total Return:
32.5%
Y-T-D
Total Return:
15.9%
NYB
(b)
SNL Bank & Thrift Index
(a)

Log onto our web site:	www.myNYCB.com
E-mail requests to:	ir@myNYCB.com
Call Investor Relations at:	(516) 683-4420
Write to:	New York Community Bancorp, Inc. 615 Merrick Avenue Westbury, NY 11590

New York Community Bancorp, Inc. Page 31 4/30/2010 For More Information

New York Community Bancorp, Inc. Page 32
For the Three Months Ended
March 31, 2010 December 31, 2009 March 31, 2009
(dollars in thousands) GAAP Operating GAAP Operating GAAP Operating
Total net interest income and non-interest income $349,959 $349,959 $417,633 $ 417,633 $229,091 $229,091
Adjustments:
Gain on debt repurchases and exchange -- -- -- (4,337) -- --
Loss on other-than-temporary impairment of securities -- -- -- 18,464 -- --
Gain on AmTrust transaction -- -- -- (139,607) -- --
Gain on termination of servicing hedge -- -- -- (3,078) -- --
Adjusted total net interest income and non-interest income $349,959 $349,959 $417,633 $ 289,075 $229,091 $229,091
Operating expenses $128,855 $128,855 $108,098 $108,098 $83,911 $83,911
Adjustments:
Acquisition-related costs -- (2,682) -- (5,185) -- --
Adjusted operating expenses $128,855 $126,173 $108,098 $102,913 $83,911 $83,911
Efficiency ratio 36.82% 36.05% 25.88% 35.60% 36.63% 36.63%
Reconciliation of GAAP and Operating Efficiency
Ratios
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the three months ended March 31, 2010,
December 31, 2009, and March 31, 2009:

New York Community Bancorp, Inc. Page 33
Reconciliation of GAAP and Operating Efficiency
Ratios
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 2005, 2006,
2007, 2008, and 2009.
For the Years Ended December 31,
2009 2008 2007 2006 2005
(dollars in thousands) GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating
Total net interest income and
non-interest income $1,062,964 $1,062,964 $691,024 $691,024 $727,622 $727,622 $650,556 $650,556 $693,068 $693,068
Adjustments:
Gain on debt repurchases and exchange -- (10,054) -- -- -- -- -- -- -- --
Gain on AmTrust transaction -- (139,607) -- -- -- -- -- -- -- --
Gain on termination of servicing hedge -- (3,078) -- -- -- -- -- -- -- --
Visa-related gain -- -- -- (1,647) -- -- -- -- -- --
Net gain on sale of securities -- -- -- -- -- (1,888) -- -- -- --
Loss on mark-to-market of interest  rate swaps -- -- -- -- -- -- -- 6,071 -- --
Loss on debt redemption -- -- -- (16,962) -- 1,848 -- 1,859 -- --
Loss on other-than-temporary impairment of
securities -- 96,533 -- 104,317 -- 56,958 -- -- -- --
Balance sheet repositioning charge -- -- 39,647 -- -- -- -- -- --
Gain on sale of bank-owned  property /
branches -- -- -- -- -- (64,879) -- -- -- --
Adjusted total net interest income and non-
interest income $1,062,964 $1,006,758 $691,024 $816,379 $727,622 $719,661 $650,556 $658,486 $693,068 $693,068
Operating expenses $384,003 $384,003 $320,818 $320,818 $299,575 $299,575 $256,362 $256,362 $236,621 $236,621
Adjustments:
FDIC special assessment -- (14,753) -- -- -- -- -- -- -- --
Acquisition-related costs -- (5,185) -- -- -- -- -- -- -- --
Merger-related charge -- -- -- -- -- (2,245) -- (5,744) -- (36,588)
VISA litigation charge -- -- -- (3,365) -- (1,000) -- -- -- --
Retirement charge -- -- -- -- -- -- -- (3,072) -- --
Adjusted operating expenses $384,003 $364,065 $320,818 $317,453 $299,575 $296,330 $256,362 $247,546 $236,621 $200,033
Efficiency ratio 36.13% 36.16% 46.43% 38.89% 41.17% 41.18% 39.41% 37.59% 34.14% 28.86%

New York Community Bancorp, Inc. Page 34
The following table presents reconciliations of the Company’s GAAP and operating earnings for the three months ended March 31, 2010, December
31, 2009, and March 31, 2009:
Reconciliation of GAAP and Operating Earnings
For the Three Months Ended
March 31, December 31, March 31,
(in thousands, except per share data)
2010 2009 2009
GAAP Earnings $124,352 $ 154,936 $88,689
Adjustments to GAAP earnings:
Acquisition-related costs 2,682 7,530 --
Gain on AmTrust acquisition -- (139,607) --
Loss on OTTI of securities -- 43,530 --
Gain on debt repurchases/exchange  -- (4,337) --
Gain on termination of servicing hedge -- (3,078) --
Income tax effect (956) 38,741 --
Operating earnings $126,078 $   97,715 $88,689
Diluted GAAP Earnings per Share $0.29 $ 0.41 $0.26
Adjustments to diluted GAAP earnings per share:
Acquisition-related costs -- 0.01 --
Gain on AmTrust acquisition -- (0.22) --
Loss on OTTI of securities -- 0.07 --
Gain on debt repurchases/exchange -- (0.01) --
Gain on termination of servicing hedge -- -- --
Diluted operating earnings per share $0.29 $ 0.26 $0.26

New York Community Bancorp, Inc. Page 35
Reconciliation of GAAP and Non-GAAP Capital
Measures
March 31, December 31, March 31,
(dollars in thousands)
2010 2009 2009
Total stockholders’ equity $ 5,421,285 $ 5,366,902 $ 4,235,886
Less: Goodwill (2,436,401) (2,436,401) (2,436,401)
Core deposit intangibles (101,108) (105,764) (82,093)
Tangible stockholders’ equity $ 2,883,776 $ 2,824,737 $ 1,717,392
Total assets $42,438,561 $42,153,869 $32,402,552
Less: Goodwill (2,436,401) (2,436,401) (2,436,401)
Core deposit intangibles (101,108) (105,764) (82,093)
Tangible assets $39,901,052 $39,611,704 $29,884,058
Stockholders’ equity to total assets 12.77% 12.73% 13.07%
Tangible stockholders’ equity to tangible assets 7.23% 7.13% 5.75%
Tangible stockholders’ equity $2,883,776 $2,824,737 $1,717,392
Accumulated other comprehensive loss, net of tax 46,231 49,903 78,086
Adjusted tangible stockholders’ equity $2,930,007 $2,874,640 $1,795,478
Tangible assets $39,901,052 $39,611,704 $29,884,058
Accumulated other comprehensive loss, net of tax 46,231 49,903 78,086
Adjusted tangible assets $39,947,283 $39,661,607 $29,962,144
Adjusted tangible stockholders’ equity to adjusted
tangible assets 7.33% 7.25% 5.99%
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at March 31, 2010, December 31, 2009, and March
31, 2009: